UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022 (February 11, 2021)

PRIVETERRA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 SE 2nd Street, Suite 600 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (754) 220-9229

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PMGMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	PMGM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PMGMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Priveterra Acquisition Corp. (the "Company") is filing this Form 8-K/A (this "Amendment") to amend its audited Balance Sheet included in Form 8-K, originally filed with the Securities and Exchange Commission (the "SEC") on February 18, 2021 (the "Original Form 8-K") on account of the restatement of the Company's financial statement and related footnote disclosures as of February 11, 2021.

Background of Restatement

As previously reported on its Form 8-K filed with the SEC on February 25, 2022, the management of the Company, in consultation with the audit committee of the Company, concluded on February 24, 2022, that the Company’s financial statement and related footnote disclosures as of February 11, 2021 filed in the Original Form 8-K contained errors relating to the classification between temporary equity and permanent equity of the shares of the Company’s Class A common stock subject to redemption, which the Company initially presented a portion of as permanent equity, and has determined should be classified as temporary equity. In light of this error, it was determined that it is appropriate to amend and restate the Company’s Original Form 8-K

Effects of Restatement

See Note 2 to the Notes to Financial Statement included in this Amendment as Exhibit 99.1 for additional information on the restatement and the related financial statement effects. The Company does not expect these changes will have any impact on its cash position and cash held in the trust account established in connection with the Company’s initial public offering.

Internal Control Considerations

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. For a discussion of management’s consideration of the material weakness identified, see Part I, Item 4, “Controls and Procedures” of the Company’s Quarterly Report as of and for the period ended September 30, 2021 on Form 10-Q/A, filed with the SEC on March 2, 2022.

Except as described above, this Amendment does not amend, update or change any other disclosures in the Original Form 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original Form 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events, results, or developments that occurred or facts that became known to us after the date of the Original Form 8-K other than the restatement, and such forward-looking statements should be read in conjunction with our filings with the SEC, including those subsequent to the filing of the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet, as of February 11, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2022

PRIVETERRA ACQUISITION CORP.

By:	/s/ Oleg Grodnensky
Name:	Oleg Grodnensky
Title:	Chief Financial Officer